UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
June 30, 2009

Protalex, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28385	91-2003490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 Union Square Drive New Hope, Pennsylvania	18938
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code
215-862-9720

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2009, Protalex, Inc. a Delaware corporation (the “Company”) entered into an Independent Consulting Services Agreement with its Chief Financial Officer, Marc L. Rose. A description of the material terms of the Agreement are set forth in Item 5.02 of this Current Report on Form 8-K, which description is incorporated by reference in this Item 1.01.

Item 5.02 Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

The Company and our Chief Financial Officer, Mr. Rose, have entered into an Independent Consulting Services Agreement (the “Agreement”), effective as of June 30, 2009. Under the terms of the Agreement, Mr. Rose will provide services in the specific areas of accounting, finance and operations as may be assigned from time to time by the Company’s Chief Executive Officer, Steven H. Kane, or in his absence, the Company’s Chairman of the Board. The Agreement provides that Mr. Rose will be paid $5,000 per month in consulting fees, payable bi-monthly in arrears. In addition, for his previous uncompensated services to the Company since Mr. Rose’s employment with the Company ceased on April 15, 2009, so long as the Agreement has not been terminated on, or before, August 31, 2009 by either party, the Company shall also pay Mr. Rose a lump sum of $10,000 on September 1, 2009. All such payments are in addition to the payments paid or payable to Mr. Rose pursuant to his April 15, 2009, Settlement Agreement with the Company previously disclosed in the Company’s 10-Q for the quarterly period ended February 28, 2009. The term of the Agreement commenced on July 1, 2009 and will continue until the earlier of (i) December 31, 2009 or (ii) termination of this Agreement upon written notice by either party.  The Company or Mr. Rose may terminate the Agreement at any time without penalty.

A copy of the Agreement is filed as Exhibit 10.20 hereto.  The foregoing description of the Agreement is qualified in its entirety by the Agreement, which is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibit

Exhibit No.	Description
10.20	Independent Consulting Services Agreement by and between Protalex, Inc., a Delaware corporation and Marc Rose, dated as of June 30, 2009.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

PROTALEX, INC.

Date: July 2, 2009	By:	/s/ Marc L. Rose
Name: Marc L. Rose
Title: Vice President of Finance, Chief Financial Officer, Treasurer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.20	Independent Consulting Service Agreement by and between Protalex, Inc., a Delaware corporation and Marc Rose, dated as of June 30, 2009.